UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2012

BELO CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-8598	75-0135890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Record Street Dallas, Texas		75202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 977-6606

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2012, the Compensation Committee (the “Committee”) approved 2012 compensation arrangements for the Company’s executive officers. The Committee granted time-based restricted stock units (TBRSUs) and performance-related restricted stock units (PBRSUs) under its Executive Compensation Plan to the following named executive officers in the amounts indicated:

Name	Title	TBRSUs	PBRSUs (at Target)

Dunia A. Shive	President and Chief Executive Officer	76,200	114,300

Carey P. Hendrickson	Senior Vice President/Chief Financial Officer and Treasurer	26,100	39,200

Peter L. Diaz	President/Media Operations	32,900	49,400

Guy H. Kerr	Executive Vice President /Law and Government and Secretary	31,800	47,600

The terms and conditions of the vesting of the TBRSU and PBRSU awards are set forth in the form of award notification filed herewith as Exhibit 10.1 and incorporated herein by reference. The Committee did not award any stock options. The Committee also set 2012 base salary compensation as follows: Dunia A. Shive - $820,000; Carey P. Hendrickson - $400,000; Peter L. Diaz - $550,000; and Guy H. Kerr - $530,500, which represent 5.8%, 14.3%, 4.8% and 3.0% increases, respectively, over their 2011 base salaries. These increases will be effective beginning in April.

Target cash bonus opportunities for 2012 were set at 100%, 50%, 55% and 55%, respectively, of these named executive officers’ base salaries. For 2012, subject to the availability of a sufficient performance-based incentive pool in compliance with the exemption under Section 162(m) of the Internal Revenue Code, as amended, the payment of up to 25 percent of each named executive officer’s cash bonus opportunity is dependent on such officer’s attainment of his or her individual non-financial performance objectives, as determined by the Committee; and 75 percent of each named executive officer’s cash bonus opportunity is based upon financial performance (earnings per share). The 2012 individual non-financial objectives for the named executive officers encompass objectives related to strategic and financial planning, digital initiatives, leadership talent, investor relations, revenue performance, information technology, operational efficiency, risk management, regulatory affairs, and other matters.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

10.1 Belo Amended and Restated 2004 Executive Compensation Plan Award Notification (for Employee Awards)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 2012	BELO CORP.

	By:	/s/ William L. Hamersly
William L. Hamersly
Vice President/Human Resources

EXHIBIT INDEX

10.1 Belo Amended and Restated 2004 Executive Compensation Plan Award Notification (for Employee Awards)